UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Organovo Holdings, Inc.

(Name of Registrant as Specified In Its Charter)

Not Applicable

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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VOTE BY INTERNET   Before The Meeting - Go to www.proxyvote.com  Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on September 13, 2021. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.  During The Meeting - Go to www.virtualshareholdermeeting.com/ONVO2021  You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.  VOTE BY PHONE - 1-800-690-6903  Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time September 13, 2021. Have your proxy card in hand when you call and then follow the instructions.  VOTE BY MAIL  Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.  ORGANOVO HOLDINGS, INC.  440 STEVENS AVENUE  SUITE 200  SOLANA BEACH, CA 92075   D57723-P59479  ORGANOVO HOLDINGS, INC.  The Board of Directors recommends you vote FOR the following:  1. To elect Alison Tjosvold Milhous as Class I director to hold office until the 2024 Annual Meeting of Stockholders and until a successor is elected and qualified.  For   Withhold   Nominee:  !  !   1a. Alison Tjosvold Milhous  For   Against  Abstain  The Board of Directors recommends you vote FOR proposals 2, 3 and 4.  !  !  !  2. To ratify the appointment of Mayer Hoffman McCann P.C. as our independent registered public accounting firm for the fiscal year ending March 31, 2022.  !  !  !  3. To hold a non-binding advisory vote on the compensation of our named executive officers.  !  !  !  4. To approve an amendment and restatement of the Organovo Holdings, Inc. Amended and Restated 2012 Equity Plan to increase the number of shares authorized for issuance thereunder by 900,000 shares.  NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.  Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.
You are cordially invited to attend our 2021 Annual Meeting of Stockholders, to be held virtually via live webcast at www.virtualshareholdermeeting.com/ONVO2021 at 9:00 a.m. Pacific Time on September 14, 2021.  Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.  D57724-P59479  ORGANOVO HOLDINGS, INC.  Annual Meeting of Stockholders  September 14, 2021, 9:00 a.m. Pacific Time  This proxy is solicited by the Board of Directors  The undersigned hereby appoints Keith Murphy and Tom Jurgensen, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this proxy, all of the shares of Common Stock of ORGANOVO HOLDINGS, INC. that the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 a.m. Pacific Time on September 14, 2021, via live webcast at www.virtualshareholdermeeting.com/ONVO2021 and any adjournment or postponement thereof.  THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE NOMINEE FOR THE BOARD OF DIRECTORS LISTED IN PROPOSAL 1 ON THE REVERSE SIDE AND "FOR" PROPOSALS 2, 3 AND 4.  Continued and to be signed on reverse side

Your Vote Counts!  ORGANOVO HOLDINGS, INC.  2021 Annual Meeting  Vote by September 13, 2021  11:59 PM ET   ORGANOVO HOLDINGS, INC.  440 STEVENS AVENUE  SUITE 200  SOLANA BEACH, CA 92075  D57726-P59479  You invested in ORGANOVO HOLDINGS, INC. and it’s time to vote!  You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on September 14, 2021.  Get informed before you vote  View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to August 31, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.  For complete information and to vote, visit www.ProxyVote.com   Control #  Vote Virtually at the Meeting*  September 14, 2021  9:00 a.m. Pacific Time  Smartphone users  Point your camera here and vote without entering a control number  Virtually at:  www.virtualshareholdermeeting.com/ONVO2021  *Please check the meeting materials for any special requirements for meeting attendance.  V1
Vote at www.ProxyVote.com  THIS IS NOT A VOTABLE BALLOT  This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.  Board Recommends  Voting Items  1. To elect Alison Tjosvold Milhous as Class I director to hold office until the 2024 Annual Meeting of Stockholders and until a successor is elected and qualified.   Nominee:   1a. Alison Tjosvold Milhous  For  2. To ratify the appointment of Mayer Hoffman McCann P.C. as our independent registered public accounting firm for the fiscal year ending March 31, 2022.  For  For  3. To hold a non-binding advisory vote on the compensation of our named executive officers.  4. To approve an amendment and restatement of the Organovo Holdings, Inc. Amended and Restated 2012 Equity Plan to increase the number of shares authorized for issuance thereunder by 900,000 shares.  For  NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.  Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.  D57727-P59479